UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        AUGUST 27, 2007 (AUGUST 21, 2007)
                Date of Report (Date of earliest event reported)

                                SLM HOLDING, INC.
             (Exact name of registrant as specified in its charter)

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          DELAWARE                    021-46872                 42-155574
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
     of incorporation)                                     Identification No.)
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                         100 EAST JEFRYN BLVD., SUITE K
                              DEER PARK, NY, 11729
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          (Address of principal executive offices, including zip code)

                                 (866) 756-5323
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               Registrant's telephone number, including area code:




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 21, 2007, SLM Holdings, Inc., a Delaware Corporation (the "Company") entered into an Asset Purchase Agreement (the "Agreement") with VerticalFalls Software, Inc. (the "Seller") for the purchase of all the assets, copyrights, trademarks and trade names of the Seller (the "Assets").

Under the Agreement, the parties agreed that as consideration for the Assets, the Buyer shall, subject to the terms and conditions under the Agreement, (i) assume the Seller's trade debt in the amount of $150,000; (ii) assume the Seller's credit line in the amount of $300,000; (iii) settle, in the manner set forth in the Agreement, the Seller's obligation to National Capital Companies, LLC; and (iv) issue to the Seller's Chief Executive Officer, Jon Finkelstein, 2,612,500 shares of the Buyers common stock, and to the Seller's President, Neil Kleinberg, 2,137,500 shares of the Buyer's common stock.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 21, 2007, the Company entered into an Employment Agreement with Jon Finkelstein designating him as the Company's Interim Chief Operating Officer.

Mr. Finkelstein founded VerticalFalls Software, Inc. in October 2003 and served as its Chief Executive Officer up to the time of its sale to SLM Holdings, Inc. VerticalFalls Software, Inc. produces and distributes desktop-based software. He also founded and served as President of Orion Information Systems from 1994 to 2003. Mr. Finkelstein obtained his Bachelor of Science in Operations Management from The Pennsylvania State University in 1986 and obtained his MBA from Georgetown University in 2004.

There are no familial relationship between or among any of the officers and directors of the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits


99.1     Asset   Purchase   Agreement   between  the  SLM  Holdings,   Inc.  and
         VerticalFalls Software, Inc.


99.2     Employment Agreement between SLM Holdings, Inc. and Jon Finkelstein.


99.3     Press Release dated August 27, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 27, 2007                  By:
                                          /s/ Jason Bishara
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                                          Jason Bishara
                                          Executive Chairman